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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 24, 2003



                           GRAFTECH INTERNATIONAL LTD.
             (Exact Name of Registrant as Specified in its Charter)



    DELAWARE                      1-13888                        06-1385548
(State or Other          (Commission File Number)            (I.R.S. Employee
  Jurisdiction                                            Identification Number)
of Incorporation)


    BRANDYWINE WEST, 1521 CONCORD PIKE, SUITE 301, WILMINGTON, DELAWARE 19803
          (Address of Principal Executive Offices, including Zip Code)



        Registrant's Telephone Number, including Area Code: 302-778-8227




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.           REGULATION FD DISCLOSURE.

         GrafTech International Ltd. (the "Corporation") hereby incorporates by reference the contents of the press release, dated April 24, 2003, announcing its financial results for the 2003 first quarter. A copy of this press release is furnished herewith as Exhibit 99.1.

         This information is also being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition.", in accordance with the interim guidance set forth in SEC Release No. 33-8216.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      GRAFTECH INTERNATIONAL LTD.



Date:  April 24, 2003                 By: /s/ Corrado F. De Gasperis
                                         ---------------------------------------
                                         Corrado F. De Gasperis
                                         Vice President, Chief Financial Officer
                                         and Chief Information Officer
                                         (Principal Accounting Officer)

                                  EXHIBIT INDEX


99.1         Press release of GrafTech International Ltd., dated April 24, 2003.